UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__]

Check the appropriate box:

[___]       Preliminary Proxy Statement
[___]       CONFIDENTIAL, FOR USE OF THE COMMISSION
           ONLY (AS PERMITTED BY RULE 14a-6(E) (2))
[ X ]      Definitive Proxy Statement
[___]       Definitive Additional Materials
[___]       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
            240.14a-12

--------------------------------------------------------------------------------
                             BSD MEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

[___] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which  transaction  applies:
          Not Applicable
--------------------------------------------------------------------------------

     (2)  Aggregate  number of  securities  to which  transaction  applies:
          Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not Applicable
--------------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:
          Not  Applicable
 -------------------------------------------------------------------------------

     (5)  Total fee paid: Not Applicable
--------------------------------------------------------------------------------

[___]     Fee paid previously with preliminary materials.

[___] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: Not Applicable
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.: Not Applicable
--------------------------------------------------------------------------------

     (3)  Filing Party: Not Applicable
--------------------------------------------------------------------------------

     (4)  Date Filed: Not Applicable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                           To be Held February 2, 2001
--------------------------------------------------------------------------------

Dear Shareholder:

         It is my pleasure to invite you to the 2000 Annual Meeting of the Shareholders of BSD Medical Corporation, a Delaware corporation ("the Company") which will be held on February 2, 2000, at 9.00 a.m., local time, at the offices of the Company located at 2188 West 2200 South, Salt Lake City, Utah 84119. The purposes of the meeting will be to:

     o Consider and vote upon the appointment of Tanner + Co. as independent auditors for the fiscal year ending August 31, 2001,

     o Elect five directors to serve for one year terms, or until their respective successors shall be duly elected or appointed, and

     o Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

         Only shareholders of record at the close of business on December 8, 2000, are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our shareholders commencing on or before January 5, 2001. We must receive your proxy on or before 8:30 a.m. (MST) February 2, 2000, in order for your proxy to be voted at the meeting.

         You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting.

                                       By Order of the Board of Directors,


                                       By:
                                          --------------------------------------
         Salt Lake City, Utah                 Dixie Toolson Sells, Secretary
           December 21, 2000

                                TABLE OF CONTENTS



         GENERAL INFORMATION...................................................1

         INFORMATION REGARDING THE MEETING.....................................2

         APPOINTMENT OF INDEPENDENT AUDITORS...................................5

         ELECTION OF DIRECTORS.................................................6

         BOARD AND COMMITTEE MEETINGS..........................................8

         DIRECTOR COMPENSATION.................................................8

         BENEFICIAL OWNERSHIP..................................................9

         COMPENSATION OF EXECUTIVE OFFICERS...................................11

         CERTAIN TRANSACTIONS.................................................13

         COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT............14

         SHAREHOLDER PROPOSALS................................................15

         OTHER MATTERS........................................................15

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at our 2000 annual meeting of shareholders. All holders of record on December 8, 2000, of our shares of common stock are entitled to vote at the meeting.

         This proxy statement and the accompanying proxy card were first mailed to shareholders on or before January 5, 2001. The package mailed to shareholders includes the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission, including audited financial statements for our last completed fiscal year, which ended August 31, 2000. We are incorporating by reference in this proxy statement our prior filings with the Securities and Exchange Commission. If you would like copies of any of those documents, other than the filings we are delivering to you in connection with this proxy statement, you can request (by phone or in writing) copies of them by sending your request to: BSD Medical Corporation, 2188 West 2200 South, Salt Lake City, Utah 84119, Telephone (801) 972-5555, attention: Dixie Toolson Sells, Secretary. We will not charge you for any of the copies.

         At the meeting, you will be asked to:

     o Consider and vote upon the appointment of Tanner + Co. as independent auditors for the fiscal year ending August 31, 2001,

     o Elect five directors to serve for one year terms, or until their respective successors shall be duly elected or appointed, and

     o Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

--------------------------------------------------------------------------------
                                          INFORMATION REGARDING THE MEETING
--------------------------------------------------------------------------------

         What may I vote on? You will be entitled to vote, either in person or by proxy, on:

     (1) The approval of the appointment of Tanner + Co. as our independent auditors for fiscal year 2001; AND

     (2)  The election of five directors to serve on our Board of Directors.

         How does the Board recommend I vote on the proposals? The Board recommends a vote FOR the appointment of Tanner + Co. as our independent auditors for fiscal year 2001 and FOR each of the Board nominees.

         Who is entitled to vote? Shareholders as of the close of business December 8, 2000, (the record date) are entitled to vote at the meeting.

         How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:

     o    notifying our Corporate Secretary, Dixie Toolson Sells; OR

     o    voting in person; OR

     o    returning a later-dated proxy card.

         Who will count the votes? We have appointed Dennis Bradley as the inspector of the election. The inspector's representative will count and tabulate the votes.

         Is my vote confidential? Your vote will not be disclosed except:

     o as needed to permit the inspector of election to tabulate and certify the vote;

     o    as required by law; or

     o in limited circumstances, such as a proxy contest in opposition to the Board.

         Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

         What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

         What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

         How many shares can vote? As of the record date December 8, 2000, 17,464,520 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter being considered.

         What is a "quorum"? A "quorum" is a majority of the outstanding shares. The shares may be represented by attendance of the shareholder at the meeting or by proxy. There must be a quorum for the meeting to be held, and a proposal must be approved by more than 50% of the shares voting at a meeting at which there is a quorum to be adopted. The five nominees for director receiving the highest number of affirmative votes will be elected as directors. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

         Who can attend the Annual meeting? All of our shareholders on December 8, 2000, can attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our shareholders, their representatives, our employees and directors and our representatives.

         How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Dixie Toolson Sells, our Secretary Treasurer, and Paul F. Turner, our Chairman of the Board, to vote on those matters at their discretion.

         Who are the largest principal shareholders? As of December 8, 2000, 3 of our shareholders each owned more than 5% of our capital stock. Those shareholders are Gerhard Sennewald, our Director, who owns 38.59 % of our common stock, Paul Turner, our Vice President and Chief Technology Officer, who owns 11.31% of our common stock, and John Langdon, our Shareholder, who owns 7.42 % of our common stock.

         How much did this proxy solicitation cost? We estimate that our costs for distribution of the proxy materials or the solicitation of votes (which will be conducted by our employees, officers and directors) will be approximately $15,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders.

         How do I revoke my proxy after I give it? A shareholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our Corporate Secretary a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows: BSD Medical Corporation, 2188 West 2200 South, Salt Lake City, Utah 84119, Telephone (801) 972-5555, attention: Dixie Toolson Sells, Secretary.

--------------------------------------------------------------------------------
                       APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         We are asking you to ratify our appointment of Tanner + Co. ("Tanner") as our independent public accountants for the fiscal year ending August 31, 2001. Tanner currently acts as the Company's independent auditors, and has acted in that capacity since August 14, 1997, when it was engaged to replace KPMG Peat Marwick, L.L.P. ("KPMG"), as the Company's independent certified public accountants for the year ending August 31, 1997. KPMG's engagement was terminated on August 14, 1997. KPMG's report on the Company's 1996 financial statements was modified to include an uncertainty as to the Company's ability to continue as a going concern. Except for that modification, KPMG's report on the Company's financial statements for 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion, nor was its report modified as to uncertainty, audit scope, or accounting principles. KPMG's termination did not occur because of resolved or unresolved disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures. The decision to change the Company's accountants from KPMG to Tanner was recommended by the Company's officers and approved by the Board.

         A representative of Tanner + Co. has been invited to the meeting, and, if in attendance, will have the opportunity to make a statement, and will be expected to be available to respond to appropriate questions from shareholders.

                 The Board unanimously recommends that you vote
                FOR the selection of Tanner + Co. to serve as our
              auditors for the fiscal year ending August 31, 2001.

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Our Board of Directors is comprised of five persons. All five of our directors are standing for reelection at this year's annual meeting. Each elected director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

     You are being asked to elect Messrs. Paul F. Turner, Hyrum A. Mead, Gerhard
W. Sennewald, Ph.D., J. Gordon Short, M.D., and Michael Nobel, Ph.D. to our Board. Each of the nominees for director is now a member of the Board of Directors, which met two times during fiscal year 2000.

         The persons named as proxy  holders in the enclosed  proxy cards (Dixie
Toolson Sells and Paul F. Turner) have advised us that, unless a contrary direction is indicated on a proxy card, they intend to vote for the election of the five nominees. They have also advised us that, if any of the five nominees are not available for election for any reason, they will vote for the election of such substitute nominee or nominees, if any, as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve if elected.

         The following information was provided to us by each of the nominees:

               Name                   Age                      Principal Occupation                      Director Since
               ----                   ---                      --------------------                      --------------
Paul F. Turner                      53       Chairman  of the  Board  of  Directors  of  the  Company;        1994
                                             Senior Vice President; Chief Technology Officer

Hyrum A. Mead                       53       President of the Company                                         1999

Gerhard W. Sennewald, Ph.D.         64       President and Chief Executive Officer of  Medizin-Technik        1994
                                             GmbH

J. Gordon Short, M.D.               69       Chairman, Brevis Corporation                                     1994

Michael Nobel, Ph.D.                60       Chief Executive Officer of the MRAB Group                        1998


     PAUL F. TURNER has served as a director of the Company since 1994. Mr. Turner served as Staff and Senior Scientist to the Company from 1979 to 1986, and as Vice President of Research from September 1986 through January 1989. In January, 1989, Mr. Turner was promoted to Senior Vice President of Research, and served the Company in that position through October, 1993. Mr. Turner resigned as Vice President of Research in October, 1993, but remained the Company's Senior Scientist until December 1994, when Mr. Turner was re-appointed as Senior Vice President of Research and was elected to the Board. From October 1995 to August 1999, Mr. Turner served as the Acting President of the Company. Since August of 1999, Mr. Turner has served as Senior Vice President and Chief Technology Officer of the Company.

         HYRUM A. MEAD was appointed as President and appointed to the Board of Directors in August 1999. He has served as Vice President of Business
Development at ZERO Enclosures, a leading manufacturer in the telecommunications, computer and aerospace industry, and as President of Electro Controls, a manufacturer of computer controlled power systems which have significant technological overlap with the Company's systems. Mr. Mead began his career in sales with IBM.

     GERHARD W. SENNEWALD, Ph.D. has served as a director of the Company since 1994. In connection with Medizin-Technik GmbH of Munich, Germany, a firm which is engaged in the business of distributing hyperthermia equipment and diagnostic imaging equipment and services, Dr. Sennewald has been the Company's key European representative and distributor for 13 years and has been instrumental in obtaining the majority of the Company's foreign sales. Dr. Sennewald is the President and Chief Executive Officer of Medizin-Technik GmbH.

     J. GORDON SHORT, M.D. has served as a director of the Company since 1994. From 1978 until 1982, Dr. Short participated in the initial development and establishment of the Company's products as Medical Director for the Company. He also previously served on the Company's Medical Advisory Board. Dr. Short has been President and Chief Executive Officer of Brevis Corporation and now serves as the Brevis Chairman, a medical products company which specializes in consumable specialty supplies.

     MICHAEL NOBEL, Ph.D. was appointed to the Board of Directors on January 13, 1998. Dr. Nobel is Chairman of the Board of the Nobel Family Society. He is Chairman of the American Non-Violence Project Inc., and has served as a consultant to Unesco in Paris and the United Nations Social Affairs Division in Geneva. Dr. Nobel participated in the introduction of magnetic resonance imaging as European Vice President for Fonar Corp. Dr. Nobel is the CEO of the MRAB Group which provides diagnostic imaging services.

               The Board of Directors recommends that you vote FOR
                         all of the director nominees.

--------------------------------------------------------------------------------
                          BOARD AND COMMITTEE MEETINGS
--------------------------------------------------------------------------------

         During fiscal year 2000, our Board of Directors held 2 meetings, and each director attended at least 75% of those meetings. The Board, as a whole, acts as the Audit Committee, the Compensation Committee, and the Executive Committee. The Board does not have any current plans to establish separate committees for any of those functions.



--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         The Company's 1998 Director Stock Plan provides for annual compensation in the amount of $12,000 for each non-employee director -- $4,000 to be paid in cash and the balance of the retainer to be paid in the form of restricted shares of the Company's common stock. In addition to the annual compensation to directors, the plan provides that each non-employee director will receive an annual option to purchase 25,000 restricted shares of the Company's common stock at a purchase price of 85% of the fair market value at the date the option is granted. The options vest over 5 years and expire in 10 years. On September 1, 1998, the Company awarded S. Lewis Meyer, Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short options to purchase 25,000 shares of the Company's restricted common stock at $ 0.24 per share. On March 1, 1999, the Company awarded S. Lewis Meyer, Michael Nobel, Gerhard W. Sennewald and J. Gordon Short each $2,000 and 10,240 shares of restricted common stock, based on their service to the Company for the prior six months. On September 1, 1999, the Company awarded Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short each options to purchase 25,000 shares of the Company's restricted common stock at $ 0.39 per share. The Company also paid each director $2,000, and awarded them each 8,633 shares of restricted common stock based on service to the company for the prior six months. On September 1, 1999, the Company awarded S. Lewis Meyer 2,065 shares of restricted common stock and paid him $478.26 for his service to the Company from March 1, 1999, through April 13, 1999, when he resigned from the position on the Board of Directors. On March 1, 2000, Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short were paid $2,000 and awarded 1,587 shares of restricted common stock, based on service to the Company for the prior six months. On September 1, 2000, the Company awarded Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short each options to purchase 25,000 shares of the Company's restricted common stock at $1.11 per share. These directors were also paid $2,000 and awarded 3,053 shares of restricted common stock, based on service to the Company for the prior six months.

         Paul F. Turner and Hyrum A. Mead are the only members of the Board who are employed by the Company. Mssrs. Turner and Mead do not receive any separate compensation for services performed as directors, except as described below. In fiscal year 1999, the Company awarded Hyrum A. Mead 200,000 options to purchase shares of the Company's restricted common stock at $0.37 per share under the Company's 1998 Employee Stock Option Plan. These options will expire on August 10, 2009. In fiscal year 2000, the Company awarded Hyrum A. Mead options to purchase 200,000 shares of the Company's restricted common stock at $0.81 per share under the Company's 1998 Employee Stock Option Plan. These options will expire on January 18, 2010. The Company did not award Mr. Turner any options in fiscal years 1999 or 2000.



--------------------------------------------------------------------------------
                                                 BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------

         The following table sets forth, as of November 1, 2000, the beneficial ownership of our outstanding common stock by:

     o    each of our executive officers,

     o    each of our directors, and

     o    all executive officers and directors as a group.

         As of November 1, 2000, we are not aware of any person other than those persons shown below who held five percent or more of our outstanding common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. For purposes of calculating the percentages shown in the chart, each person listed is deemed to beneficially own any shares issuable on the exercise of vested options and warrants held by that person that are exercisable within 60 days after November 1, 2000. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 17,464,520 shares of common stock outstanding as of November 21, 2000.


                                   Name of Beneficial Owner,                    Common Stock Beneficially Owned
    Title of Class                     Relationship to Us                         Shares               Percent

                                     Officers and Directors
     Common Stock       Dr. Gerhard W. Sennewald(1)                             6,784,459              38.59%
     Common Stock       Hyrum A. Mead(2)                                           40,000                  *
     Common Stock       Paul F. Turner(3)                                       1,995,871              11.31%
     Common Stock       Dr. J. Gordon Short(4)                                    125,873                  *
     Common Stock       Dr. Michael Nobel(5)                                       63,873                  *

                                     Holders of More Than 5%

     Common Stock       John E. Langdon(6)                                      1,295,010               7.42%

     Common Stock       All Executive Officers and Directors as a Group         9,010,076               50.4%
                        (5persons)(7)

--------------------------------------------------------------------------------
*Less than 1.0%.

1 Includes 117,065 shares subject to options. Does not include 500,000 shares held by Dr. Sennewald's spouse, for which he disclaims beneficial ownership. 2 All 40,000 shares are subject to options
3 Includes 180,953 shares subject to options.
4 Includes 55,000 shares subject to options.
4 Includes 20,000 shares subject to options.
5 Includes 351,862 shares owned directly by Mr. Langdon. The remaining shares are held in trusts for which Mr. Langdon is Trustee. Does not include 50,000 shares held by Mr. Langdon's spouse, for which he disclaims beneficial ownership.
6 Includes 413,018 shares subject to options.

--------------------------------------------------------------------------------
                       COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

         The following table summarizes the compensation paid to or earned by Mssrs. Turner and Mead during each of the past two fiscal years ended August 31, 1999 and 2000. None of the Company's other executive officers' total annual salary and bonus exceeded $100,000.

                           Summary Compensation Table

----------------------------   -------- ---------------------------------------------------- ------------------------
                                                         Annual Compensation                  Long-Term Compensation
                                                                                                      Awards
                                         ---------------------------------------------------- ------------------------
                                                                             Other Annual      Securities Underlying
 Name and Principal Position     Year      Salary ($)        Bonus ($)     Compensation ($)     Options / SARs (#)
----------------------------   -------- ---------------- ---------------- ------------------ ------------------------

Paul Turner                      2000       $143,757           $ 100               -                     -
Chairman of the Board, Senior    1999        140,000           $ 100               -                     -
Vice President, Chief            1998        128,543
Technology Officer
----------------------------   ------- ---------------- ---------------- ------------------ ------------------------
Hyrum A. Mead                    2000       $125,000           $ 100                                  200,000
President, Board Member          1999         $5,689(1)                                               200,000

------------------------------- -------- ---------------- ---------------- ------------------ ------------------------

1  Mr. Mead began employment with the Company on August 10, 1999.

         The following table presents additional information concerning the option awards made during fiscal year 2000 to each of our named executive officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------- ------------------------------------- --------------------- --------------------------------
                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                    Individual  Grants                 Price Appreciation for Option
                                                                                                   Term
------------------------- ------------------------------------- --------------------- --------------------------------
                                           Percent
                                             of
                                            Total
                             Number of     Options              Market
                            Securities     Granted              Price
                            Underlying     to Emp.   Exercise    on
                              Options        in       of Base    Grant
          Name                Granted       Fiscal     Price     Date     Expiration
                                 #           Year     ($/ Sh)   ($/ Sh)      Date       0%($)      5%($)    10% ($)
------------------------- ---------------- --------- ---------- --------- ----------- -------------------- -----------
 Hyrum A. Mead                200,000       -54.05     $.81       $.88      Jan. 18,  $12,000    $100,000   $200,000
                                                                             2010
------------------------- ---------------- --------- ---------- --------- ----------- -------------------- -----------

         The intrinsic value of the grant to Mr. Mead as of the date of such grant was $ 12,000.

         The following table summarizes the exercise of stock options during fiscal year 2000 by each of our named executive officers, and the fiscal year-end value of unexercised stock options held by each of them:


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------------


                        Shares                     Number of Securities Underlying           Value of Unexercised
                      Acquired on     Value       Unexercised Options at FY-end (#)     In-the-Money Options at FY-end ($)
      Name and        Exercise       Realized   ===================================     =================================
      Position            (#)         ($)           Exercisable      Unexercisable          Exercisable    Unexercisable
=========================================================================================================================
Hyrum A. Mead,            0             0             40,000            360,000              $34,000         $218,000
President
-------------------------------------------------------------------------------------------------------------------------
Paul F. Turner,           0             0            180,953               0                $202,667             0
Sr. VP and Chief
Technology Officer
-------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Mr. Mead dated August 10, 1999. This agreement provides that Mr. Mead shall receive an annual base salary of $125,000, which shall be reviewed annually by the Board of Directors. The agreement provides that if Mr. Mead is involuntarily terminated, Mr. Mead will receive severance compensation for a period of six months, including an extension of all benefits and perquisites. The six month severance shall be equal to Mr. Mead's regular salary for the 12 month period immediately prior to the termination. The agreement also requires the Company to vest any options granted to Mr. Mead for the purchase of the Company's common stock, allowing a 90 day period for Mr. Mead to exercise those options. Mr. Mead's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination.

         The Company entered into an employment agreement with Mr. Turner dated November 2, 1988. The agreement provides that Mr. Turner's salary will be based upon a reasonable mutual agreement. The agreement provides that if Mr. Turner's employment is involuntarily terminated, he will receive severance pay for a one year period, which pay includes an extension of all of his rights, privileges and benefits as an employee (including medical insurance). The one year severance pay shall be equal to Mr. Turner's regular salary for the 12 month period immediately prior to the termination. The agreement also requires the Company to pay Mr. Turner for any accrued unused vacation at the time of termination. The Company is also obligated to pay Mr. Turner $1,000 (or the equivalent value in stock options) for each newly issued patent obtained by the Company as a result of Mr. Turner's efforts (Mr. Turner receives only $500 if multiple inventors are involved). Mr. Turner's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination. The Company may continue the non-competition period for up to four additional years by notifying Mr. Turner in writing and by continuing the severance payments for the additional years during which the non-competition period is extended.



--------------------------------------------------------------------------------
                              CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

         The following information summarizes certain transactions in which we engaged in during the past two years or in which we propose to engage in involving our executive officers, directors, 5% shareholders or immediate family members of those persons:

         During the fiscal years ended August 31, 1999 and 2000, the Company made sales of $291,000 and 884,000 to Medizin-Technik GmbH, a distribution company controlled by Dr. Sennewald. Further, as of August 31, 2000, none of the Company's inventory was on consignment to Medizin-Technik GmbH. The Company has executed a distribution agreement with Medizin-Technik, GmbH on terms substantially equivalent to the terms of distribution agreements the Company has with other entities. In addition, the Company issued to Dr. Sennewald a fully-paid and exclusive license to utilize certain of the Company's patented technology within Europe in exchange for $15,000 and the payment of all European maintenance fees, translation and filings fees, and defense costs incurred in connection with the underlying patents. The license is effective for such period as Dr. Sennewald remains actively involved in distributing of the Company's products in Europe, and is actively marketing the Company's products in Europe.

--------------------------------------------------------------------------------
            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulation requires executive officers, directors and greater than ten percent shareholders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal 2000 our executive officers, directors, and greater than ten percent shareholders complied with all applicable filing requirements.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

         The rules of the Securities and Exchange Commission provide that shareholder proposals may be considered for inclusion in the proxy material for our annual meetings under certain circumstances. Our bylaws provide that any shareholder proposals for director nominations for our annual meeting in 2000 must be made in writing and delivered to us not less than 60 days nor more than 90 days prior to that meeting, but if we provide you with less than 70 days notice (or public disclosure) of the meeting, nominations will be deemed timely if they are received not more than 10 days following the date of the notice or the public disclosure of the meeting. Any such nominations need to be accompanied by specific information regarding the nominees, as described in our bylaws. Shareholder proposals should be addressed to: BSD Medical Corporation, 2188 West 2200 South, Salt Lake City, Utah 84119, Telephone (801) 972-5555, attention: Dixie Toolson Sells, Secretary.



--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board does not presently intend to bring any other business before the meeting, and, we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, however, your shares will be voted in accordance with the judgment of the persons voting your proxy.



                              By Order of the Board of Directors


                              ___________________________________
                              Dixie Toolson Sells, Secretary

Salt Lake City, Utah
December 21, 2000

         All shareholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.